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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 24, 2004


                        THE REYNOLDS AND REYNOLDS COMPANY

             (Exact name of registrant as specified in the charter)


OHIO                                     1-10147                     31-0421120
(State or other jurisdiction of    (Commission File No.)          (IRS Employer
incorporation)                                               Identification No.)


                        THE REYNOLDS AND REYNOLDS COMPANY
                                ONE REYNOLDS WAY
                               DAYTON, OHIO 45402

                    (Address of Principal Executive Offices)

                                 (937) 485-2000

               (Registrant's telephone number including area code)

                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)


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ITEM 9.  REGULATION FD DISCLOSURE

         Pursuant to Form 8-K General Instruction F, the Registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.1.

         The information contained in this Current Report on Form 8-K and the Exhibit attached hereto is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    THE REYNOLDS AND REYNOLDS COMPANY


                                    By: /s/ Douglas M. Ventura
                                        ---------------------------------------
                                    Douglas M. Ventura, Vice President, General
                                    Counsel and Secretary

Dated: June 24, 2004

EXHIBIT INDEX
-------------

99.1 Press Release of The Reynolds and Reynolds Company dated June 24, 2004 entitled, "Reynolds and Reynolds Provides Earnings Outlook"